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                                                                 Exhibit 10.2(B)


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS   ASSIGNMENT,   ASSUMPTION  AND   RECOGNITION   AGREEMENT  (this  "AAR
Agreement") dated as of November 21, 2006, among PNC Bank, N.A. (the "Assignor"), Bank of America, National Association (the "Assignee") and PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation ("PHH") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (the "Trust," together with PHH, the "Sellers" and individually, each a "Seller"), and PHH ("Servicer"):

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Sale and Assignment. With respect to the mortgage loans listed on Exhibit A hereto (the "Assigned Loans"), purchased by the Assignor from the Sellers, the Assignor hereby grants, transfers, assigns and sells to the Assignee all right, title and interest of the Assignor, in, to and under (a) the Assigned Loans and the related Mortgage Files (as defined in the Purchase Agreement), (b) that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of April 30, 2003, by and between Assignor, Sellers and Servicer (as amended, the "Purchase Agreement"), and (c) that certain Additional Collateral Assignment and Servicing Agreement dated as of April 30, 2003, by and between Servicer and Assignor ("ACASA" and together with the Purchase Agreement, the "Agreements"), as they relate to the Assigned Loans and only the Assigned Loans and the Assignee hereby assumes all of the Assignor's obligations and duties arising under the Agreements from and after the date hereof, and each Seller and Servicer hereby acknowledges such sale, assignment and assumption and hereby agrees to the release of the Assignor from any obligations or duties under the Agreements as to the Assigned Loans from and after the date hereof. The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Agreements other than the Assigned Loans. Notwithstanding the foregoing, it is understood that no Seller or Servicer is released from liability to the Assignor for any breaches of any representations, warranties or covenants made by such Seller or Servicer in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreements.

     2. Payment. Simultaneously with the execution of this AAR Agreement and upon completion of the other closing conditions set forth in the Purchase Price and Terms Letter (the "PPTL"), dated as of October 5, 2006 by and between the Assignee and the Assignor, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the PPTL. The Assignee shall pay the purchase price payable under the PPTL by wire transfer of immediately available funds to the account specified by the Assignor. Upon payment of such purchase price, the Assignee assumes all right, title and interest in and to the Assigned Loans and the related Mortgage Files. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after November 1, 2006 (the "Assigned Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date. The Assignor, at its expense, shall have caused to be delivered to the Assignee or its designee the Mortgage File for each Assigned Loan in the



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Assignor's or its  custodian's  possession  prior to the date hereof,  excluding that portion under the control of the Servicer. The Assignor and the Servicer acknowledge and agree that the Assignee has designated U.S. Bank National Association (the "Custodian") as its custodian of the Mortgage Files pursuant to a Custodial Agreement between the Assignee and the Custodian.

     3. Representations, Warranties and Covenants of the Assignor. The Assignor warrants and represents to, and covenants with, the Assignee that:

        (a) The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's organizational documents or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and each Seller and Servicer, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

        (b) The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Agreements free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Assigned Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

        (c) The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

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        (d) The Assignor has not taken any action that would  serve to impair or encumber the Assignor's ownership interest in the Assigned Loans since the applicable date of the original sale to Assignor (each, an "Original Closing Date");

        (e) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to any Seller or Servicer with respect to the Agreements or the Assigned Loans;

        (f) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, including without limitation the transfer of the servicing obligations under the Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Agreements;

        (g) Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "Securities Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto; and

        (h) The representations and warranties contained in Section 3.03 of the Purchase Agreement, as modified by Section 2(d) of the ACASA with respect to the Additional Collateral Mortgage Loans, to the extent they relate to matters arising on or after the applicable Original Closing Date, are true and correct as of the date of this AAR Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section
3.03 of the Purchase Agreement and Section 2(d) of the ACASA (i) to the "Cut-off Date" shall be deemed to be a reference to the Assigned Loans Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit A hereto and any other schedules of the Assigned Loans, provided in writing or electronically, providing any data with respect to the Assigned Loans of the type described in the definition of "Mortgage Loan Schedule" provided in the Purchase Agreement, and (iii) to the "Funding Date" shall be deemed to be a reference to the date of this AAR Agreement.

        It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Mortgage Loans to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 3, by a Seller in the Agreements. It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

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     4. Repurchase of Assigned Loans.  The Assignor and the Assignee  understand and agree that:

        (a) Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this AAR Agreement, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, at the Assignee's option, repurchase the Assigned Loan no later than ninety (90) days from the date on which it is notified of the breach in the same manner set forth in Section 3.04 of the Purchase Agreement. The repurchase price for a repurchase by Assignor shall be calculated my multiplying the percentage used in calculating the purchase price for the applicable Assigned Loan pursuant to the PPTL by the Scheduled Principal Balance, as defined in the Purchase Agreement, except that the reference in such definition to the "Cut-off Date" shall be deemed to be a reference to the Assigned Loans Cut-off Date. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 4 shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Assignee. In addition to such repurchase or substitution obligation, the Assignor shall indemnify the Assignee and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses based on or grounded upon, or resulting from a breach of a representation or warranty under this AAR Agreement or a violation of any other provision hereof.

        (b) In the event a Seller has breached a representation or warranty under the Agreements or this AAR Agreement that is substantially identical to a representation or warranty by the Assignor under this AAR Agreement, the Assignee shall first proceed against such Seller. If the Seller does not within sixty (60) days after notification of the breach, cure such breach or repurchase the Assigned Loan in the same manner as set forth in Section 3.04 of the Purchase Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee, and/or to indemnify Assignee, except to the extent such breach arose prior to the applicable Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Seller to cure such breach or repurchase such Assigned Loan under the terms of the Agreements with respect to such Assigned Loan.

        (c) Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Agreements, to oversee compliance thereof, or to take notice of any breach or default thereof.

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     5. Representations,  Warranties and Covenants of the Assignee. The Assignee
warrants and represents to, and covenants with, the Assignor and each Seller and Servicer that:

        (a) The Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This AAR Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by each Seller and Servicer and the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

        (b) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller, Servicer and the Assignor all of the Assignor's obligations as purchaser or owner thereunder solely with respect to the Assigned Loans;

        (c) The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or a Seller or Servicer; and

        (d) The   Assignee's   address   for   purposes   of   all  notices  and
correspondence related to the Assigned Loans and the Agreements is:

                  Bank of America, National Association
                  Hearst Tower
                  NC1-027-21-04
                  214 North Tryon Street, 21st Floor
                  Charlotte, NC  28255
                  Attn:   Managing Director

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     The Assignee's wire transfer  instructions  for purposes of all remittances and payments  related to the Assigned  Loans and the  Agreements  is:

                  Bank Name: Bank of America,  Dallas TX
                  Account #: 004770451666
                  Account Name: BAMCC/NMCC
                  ABA #: 026009593
                  Reference: PNC Trade (PHH Loans)
                  Attn: Dina Carson

     6. Representations and Warranties of each Seller and Servicer. Each Seller and Servicer, as applicable warrants and represents to, and covenants with, the Assignee that:

        (a) As to each Seller, the representations and  warranties  contained in
Section 3.01 of the Purchase Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement; as to each Servicer, the representations and warranties contained in Section 3.02 of the Purchase Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement; as to each Seller, the representations and warranties contained in Section 3.03 of the Purchase Agreement, as modified by Section 2(d) of the ACASA with respect to the Additional Collateral Mortgage Loans, were true and correct as of the related Original Closing Date;

        (b) The Servicer has serviced the Assigned Loans in accordance with the terms of the Agreements, provided accurate statements and reports required thereunder and otherwise complied with all covenants and obligations thereunder, in each case, in all material respects;

        (c) No offsets, counterclaims or other defenses are available to it with respect to the Agreements or the Assigned Loans;

        (d) It has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements or the Assigned Loans. It has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Agreements or the Assigned Loans;

        (e) Neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made by general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Assigned Loans under the 1933 Act or that would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

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        (f) None of them have taken no action, or omitted  to take any  required action the omission of, which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans; and

        (g) This AAR Agreement has been duly executed and delivered by each Seller and Servicer and, upon the due authorization, execution and delivery by the Assignee and the Assignor, will constitute the valid and legally binding obligation of each Seller and Servicer enforceable against each Seller and Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by each Seller and Servicer of this AAR Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

     7. Accuracy of the Agreements. The Sellers, Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copies of the Agreements and all amendments and modifications thereto with respect to the Assigned Loans, if any, (ii) the Agreements are in full force and effect on the date hereof, (iii) the Agreements have not been amended or modified in any respect with respect to the Assigned Loans, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to any Seller or Servicer under the Agreements.

     8. No Solicitation. The Assignor shall not take any action to solicit the refinancing of any Assigned Loan. It is understood and agreed that none of (i) solicitations or related activities which a Seller or Servicer is permitted to conduct under the Purchase Agreement, (ii) promotions undertaken by the Assignor or its agents or affiliates which are directed to the general public at large, including, without limitation, mass mailings, newspaper, radio, television advertisements, or (iii) servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Assignor or its agents or affiliates in connection with the refinance of such Mortgage or Assigned Loan, shall constitute solicitation under this Section. This Section shall not be deemed to preclude the Assignor or any of its agents or affiliates from soliciting any Mortgagor for any other financial products or services.

     9. Master Servicer. The Servicer hereby acknowledges that a master servicer may be appointed with respect to the Assigned Loans and such master servicer shall have the right to enforce all obligations of the Servicer, as they relate to the Assigned Loans, under the Agreements.

     10. Recognition of Assignee; Servicing; Regulation AB. From and after the date of this AAR Agreement, the Servicer shall note the transfer of the Assigned Loans as of the Assigned Loans Cut-off Date to the Assignee in its books and records, the servicer shall recognize the Assignee as the owner of the Assigned Loans. Notwithstanding anything to the contrary in this AAR Agreement or the Agreements, however, the Servicer shall service the Assigned Loans for the benefit of the Assignee pursuant to the terms of that certain Mortgage Loan Purchase, Sale & Servicing Agreement, dated as of August 1, 2005, as amended by


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the  Regulation AB  Compliance  Addendum to Mortgage Loan Flow Purchase Sale and
Servicing Agreement dated as of January 1, 2006 and Amendment No. 1 to that Mortgage Loan Purchase, Sale & Servicing Agreement, dated as of January 30, 2006, by and between Assignee and the Servicer, (as amended, the "Bank of America Servicing Agreement") relating to the servicing of "Mortgage Loans" as defined therein, including but not limited those provisions related to sales and reconstitutions of mortgage loans, and all provisions related to Regulation AB compliance, including Servicer- and originator- related provisions, which such terms are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the Bank of America Servicing Agreement, to the extent provided in the preceding sentence, and the Agreements in all other respects, shall be binding upon and inure to the benefit of the Servicer and the Assignee and their respective successors and assigns.

     11. Assignment of Additional Collateral. With respect to each Additional Collateral Mortgage Loan, the Servicer acknowledges and agrees that it shall take all necessary steps to effectuate the assignment of the Additional Collateral to the Assignee and its assigns, including but not limited to the provision of necessary notices to the Surety Bond Issuer and filing of UCC financing statements and all other actions contemplated by the Agreements with respect to such Mortgage Loans.

     12. Applicable Law. THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     13. Expenses. Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     14. No Waiver. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     15. Successors and Assigns. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee, a Seller or Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee, the Seller or Servicer, respectively, hereunder.

     16. Survival. This AAR Agreement shall survive the conveyances of the Mortgage Loans as contemplated in this AAR Agreement.

     17. Execution in Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     18. Conflicts. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Mortgage Loans, the terms of this AAR Agreement shall control.

                       [SIGNATURES ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.


PNC BANK, N.A.                      BANK OF AMERICA, NATIONAL
                                    ASSOCIATION
Assignor                            Assignee

By:____________________________     By:_____________________________

Name:__________________________     Name:___________________________

Its:___________________________     Its:____________________________



PHH MORTGAGE CORPORATION            BISHOP'S GATE RESIDENTIAL
                                    MORTGAGE TRUST
Seller and Servicer                 Seller
                                    by PHH Mortgage Corporation as Administrator

By:__________________________       By:_________________________________________

Name: Crissy Judge                  Name: Crissy Judge

Its: Assistant Vice President       Its: Assistant Vice President



          [Signature page for PNC-BoA AAR (PHH) November 21, 2006 AAR]

                                    EXHIBIT A
                                    ---------

                             ASSIGNED LOAN SCHEDULE


                                [Intentionally Omitted]


                               EXHIBIT A - Page 1

                                    EXHIBIT B
                                    ---------

                               EXECUTION COPIES OF
             MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT
                                       AND
            ADDITIONAL COLLATERAL ASSIGNMENT AND SERVICING AGREEMENT


           [Included as Exhibits 10.2(F) and (G) to the Current Report
            on Form 8-K pursuant to which this Assignment, Assumption
                       and Recognition Agreement is filed]




                               EXHIBIT B - Page 1